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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          DATE OF REPORT: JULY 19, 2005
                        (Date of earliest event reported)





                              SUN COMMUNITIES, INC.
             (Exact name of registrant as specified in its charter)





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

MARYLAND                                     COMMISSION FILE NO. 1-12616                     38-2730780
(State of Organization)                                                         (IRS Employer I.D. No.)




                               27777 FRANKLIN ROAD
                                    SUITE 200
                           SOUTHFIELD, MICHIGAN 48034
                    (Address of principal executive offices)


                                 (248) 208-2500
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:



[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS

         On July 19, 2005, Sun Communities, Inc., issued a press release reporting that it received a "Wells Notice" from the staff of the U.S. Securities and Exchange Commission in connection with a non-public inquiry regarding the Company. A copy of the press release is attached as Exhibit 99.1.

         The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2005         SUN COMMUNITIES, INC.


                             By: /s/ JEFFREY P. JORISSEN
                                ------------------------------------------------
                                  Jeffrey P. Jorissen, Executive Vice President, Treasurer, Chief Financial Officer,
                                  and Secretary












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                              SUN COMMUNITIES, INC.
                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
99.1            Press Release dated July 19, 2005






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